UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 20, 2013

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	8736-3354
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 20, 2013, Nicholas Financial, Inc., (the “Company”) announced that the Board of Directors of the Company has retained Janney Montgomery Scott LLC as its independent financial advisor to assist the Board of Directors in evaluating possible strategic alternatives for the Company, including, but not limited to, the possible sale of the Company or certain of its assets, potential acquisition and expansion opportunities, and/or a possible debt or equity financing. The Company also announced that it has received an unsolicited, non-binding indication of interest from a potential third-party acquirer. A copy of the press release announcing the foregoing matters is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except if the Company specifically incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Exchange Act of 1934, including statements regarding the Company’s expectations, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements include statements regarding, among other things, the future intentions of the Board of Directors of the Company regarding possible strategic alternatives. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. All forward-looking statements included in this document are based on information available to the Company on the date hereof and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company’s Reports on Forms 8-K, 10-Q and 10-K and Annual Reports to Shareholders.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated March 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: March 20, 2013	/s/ Peter L. Vosotas
Peter L. Vosotas
Chairman, President, Chief Executive Officer
(Principal Executive Officer)

Date: March 20, 2013	/s/ Ralph T. Finkenbrink
Ralph T. Finkenbrink
Senior Vice President, Chief Financial Officer
(Principal Financial Officer and Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 20, 2013.